UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2014

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective   as   of   November   24,   2014,   the   Certificate   of   Incorporation   of   iGambit   Inc.,   a   Delaware

Corporation  (the  “Company”),  was  amended to increase the total number of authorized  shares of the Company from

75,000,000  shares  to  three  hundred  million  (300,000,000)  shares,  consisting  of  two  hundred  million  (200,000,000)

shares  of  Common  Stock  with  a  par  value  of  one  tenth  of  one  cent  ($.001)  per  share,  and  one  hundred  million

(100,000,000)   shares   of   Preferred   Stock   par   value   of   one  tenth   of   one   cent   ($.001)  per   share,   having   such

designations,  preferences, relative and other rights as the  Board  of Directors shall, in  its  discretion, so designate (the

“Current  Action”).   The  increase  in  the  number  of  authorized  shares  of  the  Company’s  stock  and  the  creation  of  a preferred  class  of  stock  was  effected  pursuant  to  a  Certificate  of  Amendment  to  Certificate  of  Incorporation  (the

“Certificate of Amendment”) filed  with the  Secretary of State of the State of  Delaware on November   24, 2014. The

Certificate  of  Amendment  was  approved  by the  Company’s  stockholders  on  October  3,  2014  by  written  Consent  in lieu of a meeting in accordance with Delaware Corporate General Law (DCGL), as  further described in Item 5.07 of this  Current  Report  of  Form  8-K.  A  copy  of  the  Certificate  of  Amendment  is  attached  as  Exhibit 3.1  hereto  and  is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As  of the date of the Consent  by the Majority Stockholders, October 3, 2014, the Company had 26,583,990

shares   of   Common   Stock   issued   and   outstanding,   and   there   were   no   shares   of   Preferred   Stock   issued   and

outstanding.   Each  share of  outstanding Common  Stock is  entitled  to  one  vote on  matters  submitted  for  Stockholder approval.

On  October  3,  2014,  the  holders  of  14,235,000  shares  (or  approximately  54%  of  the  26,583,990  shares  of

Common  Stock  then  outstanding)  executed  and  delivered  to  the  Company  a  written  Consent  approving  the  Current

Action.    The  Current  Action  was  approved  by  the  Majority  Stockholders,  consisting  of  John  Salerno  5,000,000 shares,  Elisa  Luqman  5,000,000  shares,  Mehul  Mehta  2,450,000  shares,  Richard  Schmidt  1,000,000  shares  and

Muhammad  Luqman  785,000  shares.  The  company  delivered  an  Information  Statement  to  its  stockholders  on

October 29, 2014.

The  DCGL  provides  in  substance that  unless  the  Company’s  Articles  provides  otherwise,  Stockholders may  take  action  without  a  meeting  of  stockholders  and  without  prior  notice  if  a  consent  or  consents  in  writing,

setting  forth  the  action  so  taken,  is  signed  by  the  Stockholders  having  not  less  than  the  minimum  number  of  votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

3.1

Certificate of Amendment to Certificate of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 25, 2014

iGambit Inc.

By:

/s/   John Salerno

John Salerno

Chief Executive Officer

Exhibit Index

Exhibit No.     Description

3.1

Certificate of Amendment to Certificate of Incorporation dated November 24, 2014.